UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2012

Washington Mutual, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	1-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 THIRD AVENUE, SUITE 3000 SEATTLE, WASHINGTON	98101
(Address of Principal Executive Offices)	(Zip Code)

(206) 432-8887
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

On September 26, 2008 (the “Petition Date”), Washington Mutual, Inc. (the “Company” or “WMI”) and WMI Investment Corp. (“Investment”, and collectively with WMI, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case No.08-12229 (MFW)).

On December 12, 2011, the Debtors filed with the Court the Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Filed Plan”) and a related disclosure statement the “Disclosure Statement”).  The Filed Plan was subsequently modified by the Modification of Seventh Amended Plan dated January 9, 2012, the Second Modification of Seventh Amended Plan dated January 12, 2012, and the Third Modification of Seventh Amended Plan dated February 16, 2012 (collectively, the “Modifications”).  Copies of the Plan  (as modified by the Modifications, the “Plan”) and the Disclosure Statement are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

On February 24, 2012, the Court entered an order confirming the Plan (the “Confirmation Order”), which approved and confirmed the Plan.  A copy of the Confirmation Order is filed as Exhibit 2.3 to this Current Report and is incorporated herein by reference.

Subject to the satisfaction or waiver of the conditions described below under “Conditions Precedent to Effective Date”, WMI currently anticipates that the Debtors will consummate their reorganization as contemplated by the Plan no later than March 31, 2012 (the “Effective Date”).  On and from the Effective Date, WMI is referred to herein as “Reorganized WMI”.  It is possible that additional technical amendments could be made to the Plan prior to effectiveness.

Summary of the Plan

The following is a summary of the material terms of the Plan, as confirmed by the Court pursuant to the Confirmation Order, and is not a complete description of the Plan.  This summary is qualified in its entirety by reference to the Plan and the Confirmation Order.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan or the Confirmation Order, as the case may be.

Classes of Claims and Equity Interests

Under the Plan, there are 23 separate Classes of Claims or Equity Interests:

Class 1: Priority Non-Tax Claims;

Class 2: Senior Notes Claims;

Class 3: Senior Subordinated Notes Claims;

Class 4: WMI Medical Plan Claims;

Class 5: JPMC Rabbi Trust/Policy Claims;

Class 6: Other Benefit Plan Claims;

Class 7: Qualified Plan Claims;

Class 8: WMB Vendor Claims;

Class 9: Visa Claims;

Class 10: Bond Claims;

Class 11: WMI Vendor Claims;

Class 12: General Unsecured Claims;

Class 12A: Late-Filed Claims;

Class 13: Convenience Claims;

Class 14: CCB-1 Guarantees Claims;

Class 15: CCB-2 Guarantees Claims;

Class 16: PIERS Claims;

Class 17A: WMB Senior Notes Claims;

Class 17B: WMB Subordinated Notes Claims;

Class 18: Subordinated Claims;

Class 19: Preferred Equity Interests;

Class 21: Dime Warrants; and

Class 22: Common Equity Interests.

Treatment of each Class of Claim or Equity Interest:

The Plan provides for the following treatment with respect to each Class:

Class 1: Unless otherwise mutually agreed by the holder of an Allowed Priority Non-Tax Claim and the Debtors, on the later of the Effective Date and the date such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable, the Debtors or their designee shall pay to each holder of an Allowed Priority Non-Tax Claim, in cash, the full amount of such Allowed Priority Non-Tax Claim, in full satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Priority Non-Tax Claim.

Class 2: Commencing on the Effective Date, and subject to the right of election described below under “Right of Election” (the “Right of Election”), each holder of an Allowed Senior Notes Claim relating to a Fixed Rate Note or an Allowed Senior Notes Claim relating to a Floating Rate Note shall receive, in full satisfaction, release, and exchange of such holder’s Allowed Senior Notes Claim, Intercreditor Interest Claim, and Postpetition Interest Claim, subject to the Lien or priority rights of the Senior Notes Indenture Trustee, such holder’s Pro Rata Share of (i) Creditor Cash and (ii) Liquidating Trust Interests (as defined below under “The WMI Liquidating Trust”), in an aggregate amount equal to such holder’s Allowed Senior Notes Claim and Intercreditor Interest Claim; provided, however, that, in consideration for, and subject to the receipt of certain releases from each holder of a Preferred Equity Interest, Dime Warrant, and Common Equity Interest, on the Effective Date, each holder of an Allowed Senior Notes Claim shall contribute cash (from the initial distributions of Creditor Cash referred to above) to Reorganized WMI, for and on behalf of each holder of a

Preferred Equity Interest, Dime Warrant, and Common Equity Interest, in an amount equal to Nine Hundred Sixty-Eight Thousandths of one percent (0.968%) of such holder’s Allowed Senior Notes Claim (in the aggregate amount for all Allowed Senior Notes Claims, $40 million).  Subject to the foregoing, each holder of an Allowed Senior Notes Claim shall be entitled to receive on account of such Allowed Senior Notes Claim, such holder’s Intercreditor Interest Claim, and, if applicable, Remaining Postpetition Interest Claim, redistributions of Creditor Cash, cash received on account of Liquidating Trust Interests, and Runoff Notes (as defined below under “Runoff Notes”).

Class 3: Commencing on the Effective Date, and subject to the Right of Election, each holder of an Allowed Senior Subordinated Notes Claim shall receive, in full satisfaction, release, and exchange of such holder’s Allowed Senior Subordinated Notes Claim, Intercreditor Interest Claim, and Postpetition Interest Claim, subject to the Lien or priority rights of the Senior Subordinated Notes Indenture Trustee, such holder’s Pro Rata Share of (i) Creditor Cash and (ii) Liquidating Trust Interests, in an aggregate amount equal to (a) such holder’s Allowed Senior Subordinated Notes Claim and (b) such holder’s Intercreditor Interest Claim; provided, however, that any distribution to holders of Allowed Senior Subordinated Notes Claims of (a) Creditor Cash, (b) cash received on account of Liquidating Trust Interests and (c) Runoff Notes, to the extent elected pursuant to the Right of Election, shall be redistributed, subject to certain qualifications, in accordance with the priorities set forth in the Subordination Model that is attached to the Plan as Exhibit H (the “Subordination Model”); provided, however, that, in consideration for, and subject to the receipt of certain releases from each holder of a Preferred Equity Interest, Dime Warrant and Common Equity Interest, on the Effective Date, each holder of an Allowed Senior Subordinated Notes Claim shall contribute cash (from the initial distributions of Creditor Cash referred to above) to Reorganized WMI, for and on behalf of each holder of a Preferred Equity Interest, Dime Warrant, and Common Equity Interest, in an amount equal to Two and One-Tenth percent of (2.1%) of such holder’s Allowed Senior Subordinated Notes Claim (in the aggregate amount for all Allowed Senior Subordinated Notes Claims, $35 million).  Subject to the foregoing, each holder of an Allowed Senior Subordinated Notes Claim shall be entitled to receive on account of such Allowed Senior Subordinated Notes Claim, such holder’s Intercreditor Interest Claim, redistributions of Creditor Cash, cash received on account of Liquidating Trust Interests and Runoff Notes.

Classes 4, 6, 7, 9, and 10: Commencing on the Effective Date, JPMC shall pay or fund the payment of all WMI Medical Plan Claims, Other Benefit Plan Claims, Qualified Plan Claims, Visa Claims and Bond Claims, respectively, in full satisfaction, release, and exchange of such Claims.

Class 5: On the Effective Date, JPMC shall evaluate each of the JPMC Rabbi Trust/Policy Claims in accordance with the Second Amended and Restated Settlement Agreement, dated February 7, 2011 (as amended, the “Global Settlement Agreement”), the Plan, and the Confirmation Order, and, upon determination thereof, shall pay or fund the payment of all JPMC Rabbi Trust/Policy Claims, in full satisfaction, release, and exchange of such Claims.

Class 8: Commencing on the Effective Date, JPMC shall pay or otherwise satisfy all Allowed WMB Vendor Claims, in full satisfaction, release, and exchange of such Claims.

Class 11: Commencing on the Effective Date, each holder of an Allowed WMI Vendor Claim shall receive, in full satisfaction, release, and exchange of such holder’s WMI Vendor Claim, payment in cash from the Vendor Escrow.

Class 12: Commencing on the Effective Date, and subject to the Right of Election, each holder of an Allowed General Unsecured Claim shall receive, in full satisfaction, release, and exchange of such holder’s Allowed General Unsecured Claim and Postpetition Interest Claim, such holder’s Pro Rata Share of (i) Creditor Cash and (ii) Liquidating Trust Interests, in an aggregate amount equal to (a) such holder’s Allowed General Unsecured Claim and (b) in the event that all Allowed Claims (other than Subordinated Claims) are paid in full, such holder’s Postpetition Interest Claim; provided, however, that, pursuant to the terms of the Global Settlement Agreement and as partial consideration for the releases set forth in the Plan, upon the Effective Date, JPMC shall be deemed to have waived its right to receive any distribution on account of the JPMC Allowed Unsecured Claim including, without limitation, the right to elect to receive Runoff Notes.

Class 12A: Commencing on the Effective Date, and subject to the priorities set forth in the Subordination Model, each holder of an Allowed Late-Filed Claim shall receive, in full satisfaction, release, and exchange of such holder’s Allowed Late-Filed Claim and Postpetition Interest Claim, such holder’s Pro Rata Share of Liquidating Trust Interests, in an aggregate amount equal to (i) such holder’s Allowed Late-Filed Claim and (ii) in the event that all Allowed Claims (other than Subordinated Claims) are paid in full, such holder’s Postpetition Interest Claim, which interests shall entitle such holder to distributions from the WMI Liquidating Trust (as defined below under “The WMI Liquidating Trust”) after all Allowed Unsecured Claims are paid in full (but prior to payment of Subordinated Claims).

Class 13: On the later of the Effective Date and the date such Allowed Convenience Claim becomes an Allowed Claim, or as soon thereafter as is practicable, each holder of an Allowed Convenience Claim shall receive payment in cash of the full amount of such Allowed Convenience Claim, in full satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Convenience Claim.

Class 14: Commencing on the Effective Date, and subject to the Right of Election, each holder of an Allowed CCB-1 Guarantees Claim shall receive, in full satisfaction, release, and exchange of such holder’s Allowed CCB-1 Guarantees Claim, Intercreditor Interest Claim, and Postpetition Interest Claim, subject to the Lien or priority rights of the CCB-1 Trustee, such holder’s Pro Rata Share of (i) Creditor Cash and (ii) Liquidating Trust Interests, in an aggregate amount equal to (a) such holder’s Allowed CCB-1 Guarantees Claim and (b) such holder’s Intercreditor Interest Claim; provided, however, that, notwithstanding the foregoing, the contractual subordination and subrogation rights of entities who hold CCB-1 Preferred Securities shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code.

Class 15: Commencing on the Effective Date, and subject to the Right of Election, each holder of an Allowed CCB-2 Guarantees Claim shall receive, in full satisfaction, release, and exchange of such holder’s Allowed CCB-2 Guarantees Claim, Intercreditor Interest Claim, and Postpetition Interest Claim, subject to the Lien or priority rights of the CCB-2 Trustees, such holder’s Pro Rata Share of (i) Creditor Cash and (ii) Liquidating Trust Interests, in an aggregate amount equal to (a) such holder’s Allowed CCB-2 Guarantees Claim and (b) such holder’s Intercreditor Interest Claim; provided, however, that, notwithstanding the foregoing, the contractual subordination and subrogation rights of entities who hold CCB-2 Preferred Securities shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and as further described in the Plan.

Class 16: Commencing on the Effective Date, and subject to the Right of Election, each holder of an Allowed PIERS Claim shall receive, in full satisfaction, release, and exchange of such holder’s Allowed PIERS Claim and Postpetition Interest Claim, subject to the lien or priority rights of the PIERS Trustee, such holder’s Pro Rata Share of (i) Runoff Notes (to the extent remaining after distribution to holders of Allowed Senior Notes Claims, Allowed General Unsecured Claims, Allowed Senior Subordinated Notes Claims, Allowed CCB-1 Guarantees Claims, and Allowed CCB-2 Guarantees Claims), (ii) Creditor Cash, and (iii) Liquidating Trust Interests, in an aggregate amount equal to (a) such holder’s Allowed PIERS Claim and (b) in the event that all Allowed Claims (other than Subordinated Claims) are paid in full, such holder’s Postpetition Interest Claim; provided, however, that notwithstanding the foregoing, the contractual subordination and subrogation rights of entities who hold PIERS Preferred Securities shall be preserved and enforced pursuant to section 510(a) of the Bankruptcy Code and as further described in the Plan.

Class 17A: Commencing on the Effective Date, each holder of an Allowed WMB Senior Notes Claim shall receive, in full satisfaction, release, and exchange of such holder’s Allowed WMB Senior Notes Claim, such holder’s Pro Rata Share of BB Liquidating Trust Interests (which interests represent an undivided interest in WMI’s share of the Homeownership Carryback Refund Amount in an amount equal to $335 million).  Notwithstanding the foregoing, the Settlement WMB Senior Note Holders shall have first priority to recover cash distributions made on account of the BB Liquidating Trust Interests up to an aggregate amount of $10 million, to compensate such holders for the legal fees and expenses incurred by the Settlement WMB Senior Note Holders’ and other WMB Senior Note Holders’ retention of legal counsel in connection with the Debtors’ Chapter 11 Cases.

Class 17B: On the Effective Date, and in consideration for the distribution to be made to the FDIC Receiver pursuant to the Global Settlement Agreement, all WMB Subordinated Notes Claims, to the extent that they are not Section 510(b) Subordinated WMB Notes Claims, shall be deemed disallowed, and holders thereof shall not receive any distribution from the Debtors under the Plan.

Class 18: Commencing on the Effective Date, and in the event that all Allowed Claims and Postpetition Interest Claims in respect of Allowed Claims are paid in full, each holder of an Allowed Subordinated Claim shall receive, in full satisfaction, release and exchange of such holder’s Allowed Subordinated Claim and Postpetition Interest Claim, such holder’s Pro Rata Share of Liquidating Trust Interests in an aggregate amount equal to such holder’s Allowed Subordinated Claim and Postpetition Interest Claim.

Class 19: Commencing on the Effective Date, and subject to the execution and delivery of a release in accordance with the provisions of the Plan, each holder of a Preferred Equity Interest, including, without limitation, each holder of a REIT Series, shall be entitled to receive such holder’s Pro Rata Share of seventy-five percent (75%) of (a) subject to the rights of election provided in the Plan, the newly issued common stock of Reorganized WMI (the “Reorganized Common Stock”), and (b) in the event that all Allowed Claims and Postpetition Interest Claims in respect of Allowed Claims are paid in full (including with respect to Allowed Subordinated Claims), any Liquidating Trust Interests to be redistributed.  In addition, in exchange for the releases set forth in the Global Settlement Agreement and in the Plan, on the Effective Date, JPMC shall pay, or transfer to the Debtors or their designee, for payment to each Releasing REIT Trust Holder its pro rata share of $50 million.

Class 21: Commencing on the Effective Date, and subject to the execution and delivery of a release in accordance with the provisions of the Plan, each holder of Dime Warrants shall be entitled to receive such holder’s Pro Rata Share of distributions to be made in accordance with the terms and provisions of that certain Stipulation and Agreement Between the Debtors and Class Representatives of the LTW Holders Resolving Adversary Proceeding and the LTW Proofs of Claim, dated January 10, 2012 (the “LTW Stipulation”) which provides, in relevant part, that Class 21 shall receive (i) a Class 12 Claim in the amount of $9 million, (ii) a Class 18 Claim in the amount of $10,166,666.67, and (iii) 8.77% of the distribution that is to be made to Class 22 (or 4,166,667 shares of Reorganized WMI Common Stock).

Class 22: Commencing on the Effective Date, and subject to the execution and delivery of a release in accordance with the provisions of the Plan, each holder of Common Equity Interests shall be entitled to receive such holder’s Pro Rata Share of twenty-five percent (25%) of (a) subject to the rights of election provided in the Plan, and (b) the rights of holders of Dime Warrants pursuant to the LTW Stipulation, the Reorganized Common Stock and, in the event that all Allowed Claims and Postpetition Interest Claims in respect of Allowed Claims are paid in full (including with respect to Allowed Subordinated Claims), any Liquidating Trust Interests to be redistributed.

The relative priorities among holders of Allowed Senior Notes Claims, Allowed Senior Subordinated Notes Claims, Allowed General Unsecured Claims, Allowed CCB-1 Guarantees Claims, Allowed CCB-2 Guarantees Claims, Allowed PIERS Claims, and Allowed Late-Filed Claims, and the order in which such holders are entitled to receive payment of their Allowed Claims and Postpetition Interest Claims, including, without limitation, on account of contractual subordination and subrogation provisions, are set forth in more detail in the Subordination Model.

The Right of Election

The Right of Election was provided to holders of Claims in Classes 2, 3, 12, 14, 15, and 16.  Pursuant to the Right of Election, each holder of a Claim in class 2, 3, 12, 14, or 15 had the right to elect to receive Runoff Notes in lieu of some or all of the Creditor Cash that such holder otherwise would be entitled to receive pursuant to the Plan, subject to the Lien or priority rights of the Senior Notes Indenture Trustee (in the case of Class 2), the Senior Subordinated Notes Indenture Trustee (in the case of Class 3), the CCB-1 Trustee (in the case of Class 14), and the CCB-2 Trustees (in the case of Class 15).  Each holder that elected to receive Runoff Notes in accordance with the foregoing election was also given the right to elect to receive such holder’s Pro Rata Share of 10,000,000 shares of Reorganized Common Stock, representing five percent (5%) of the issued and outstanding Reorganized Common Stock as of the Effective Date (the “Common Stock Allotment”) in lieu of fifty percent (50%) of such holder’s interest in any recoveries, net of related legal fees and other expenses, on account of causes of action against third parties, during the period prior to the Petition Date, but expressly excluding recoveries on account of any avoidance actions (the “Litigation Proceeds”) by virtue of such holder’s right to receive Liquidating Trust Interests pursuant to the Plan (the “Litigation Proceeds Interest”) and some or all of the Runoff Notes that such holder would otherwise be entitled pursuant to the Runoff Notes election.  Pursuant to the Right of Election, each holder of a Claim in class 16 has the right to elect to receive such holder’s Pro Rata Share of the Common Stock Allotment in lieu of fifty percent (50%) of such holder’s Litigation Proceeds Interest and some or all of the Runoff Notes that such holder would otherwise be entitled to receive pursuant to the Plan.

The WMI Liquidating Trust

The Plan provides for the creation of a liquidating trust (the “WMI Liquidating Trust”) that will have an initial term of three years, subject to extension for up to an additional three years (subject to certain limited exceptions) with the approval of the Court.  On or shortly after the Effective Date, certain of the Debtors’ assets, as further described below under “The Liquidating Trust Assets” (the “Liquidating Trust Assets”), will be transferred to the WMI Liquidating Trust for the benefit of those stakeholders identified under “Treatment of Each Class of Claim or Equity Interest” above (the “Liquidating Trust Beneficiaries”) who shall be issued beneficial interests in the WMI Liquidating Trust (each such interest, a “Liquidating Trust Interest”) in exchange for their Claims against or Equity Interests in the Debtors.  The Liquidating Trust Interests are not transferable except by will, intestate succession or operation of law.  The WMI Liquidating Trust shall be responsible for liquidating, converting to cash and distributing the Liquidating Trust Assets to the Liquidating Trust Beneficiaries in accordance with the terms of a liquidating trust agreement that is to be entered into on or prior to the Effective Date by William C. Kosturos, as the liquidating trustee, CSC Trust Company of Delaware, as the resident Delaware trustee, and the Debtors (the “Liquidating Trust Agreement”).  The WMI Liquidating Trust will not continue, nor engage in at any time, the conduct of any trade or business other than the liquidation and distribution of the Liquidating Trust Assets, and is intended to qualify as a “liquidating trust” for federal income tax purposes.

The proceeds that are obtained from the liquidation of the Liquidating Trust Assets shall be distributed to the Liquidating Trust Beneficiaries in accordance with the distribution procedures and priorities set forth in the Liquidating Trust Agreement.  These distribution procedures include a reserve mechanism to allow for the resolution of Claims that are disputed, in whole or in part, as of the Effective Date and the issuance of Liquidating Trust Interests and Runoff Notes in respect thereof if and when such Claims are allowed.  The Liquidating Trust Agreement also provides for the establishment of a Trust Advisory Board, which shall be responsible for approving certain decisions of the Liquidating Trustee and shall be initially comprised of ten (10) members, three (3) of whom shall be selected by the Creditors’ Committee, four (4) of whom shall be selected by the Equity Committee, with one (1) such member (together with any successors, the “TPS Member”) to be named by the TPS Funds (as defined in the Plan), one (1) of whom shall be selected by the Creditors’ Committee and approved by the Equity Committee, one (1) of whom shall be selected by Tricadia Capital Management, LLC, and one (1) ex officio member who shall be selected by Holdco Advisors, L.P. with limited member rights consisting solely of the right of observation and the review of materials provided to the Trust Advisory Board and, subject to the agreement of the other members of the Trust Advisory Board, a right of participation in discussions of the Trust Advisory Board but with no right to vote.

The Liquidating Trust Agreement also provides for the establishment of a subcommittee of the Trust Advisory Board (the “Litigation Subcommittee”) which shall oversee the prosecution of certain claims and the defense of Junior Disputed Claims.  The Litigation Subcommittee shall initially shall be comprised of five (5) members, two (2) of whom shall be selected from the Trust Advisory Board by the Creditors’ Committee, two (2) of whom shall be selected from the Trust Advisory Board by the Equity Committee, and one (1) member who shall be the TPS Member.

Except as described above, the Liquidating Trust Agreement will be substantially similar to the form of Liquidating Trust Agreement that was filed with the Court on January 25, 2012, which form agreement is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Liquidating Trust Assets

The Liquidating Trust Assets shall consist of all of the assets of the Debtors as of the Effective Date (including, without limitation, certain Plan Contribution Assets and such Runoff Notes which are either (a) not distributed on the Effective Date or (b) placed into the Liquidating Trust Claims Reserve), other than:

•
WMI’s equity interests in (i) Investment (all the assets of which shall be contributed to the WMI Liquidating Trust, including any intercompany claims), (ii) WM Mortgage Reinsurance Company, Inc. (“WMMRC”), and (iii) Washington Mutual Bank (the stock of which is worthless and is expected to be abandoned by WMI shortly before the Effective Date).

•
cash to be distributed on and from the Effective Date pursuant to the Plan to holders of Allowed Administrative Expense Claims, Allowed Priority Tax Claims (to the extent applicable), Allowed Priority Non-Tax Claims, Allowed Convenience Claims, Allowed WMI Vendor Claims, and Allowed Trustee Claims;

•	cash necessary to pay the fees and expenses owed to certain creditors’ professionals;

•	cash necessary to reimburse the Reorganized Debtors for fees and expenses incurred in connection with initial distributions made by the Reorganized Debtors as Disbursing Agent under the Plan;

•	the economic interest retained by the Debtors in any Litigation Proceeds pursuant to the respective elections of Reorganized Common Stock;

•	Creditor Cash on the Effective Date; and

The majority (by dollar amount) of the Liquidating Trust Assets is expected to consist of tax refunds and accumulated interest on those refunds, cash held in the Liquidating Trust Claims Reserve, and Runoff Notes.

Reorganized Debtors

Pursuant to the Plan, on the Effective Date, the Debtors will be reorganized pursuant to chapter 11 of the Bankruptcy Code and Reorganized Common Stock will be issued to certain of the Debtors’ creditors as more fully described above under “Treatment of each Class of Claim or Equity Interest”.  Investment will remain a wholly owned subsidiary of Reorganized WMI.  The primary business of the Debtors on and from the Effective Date will be a reinsurance business that is currently operated by WMMRC, a wholly owned subsidiary of WMI that is incorporated in Hawaii.  As of the Effective Date, Reorganized WMI will have 500,000,000 authorized shares of common stock, 200,000,000 shares of which will be issued on or about the Effective Date, and 5,000,000 authorized shares of preferred stock, each with a par value of $0.00001 per share.  As of the Effective Date, the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of Reorganized WMI will be substantially similar to the forms attached hereto as Exhibits 3.2 and 3.3, respectively, and are incorporated herein by reference.  The name of WMI after the Effective Date is currently being confirmed and therefore its name appears in brackets in the Exhibits.

Runoff Notes

In addition to issuing Reorganized Common Stock, Reorganized WMI will issue two series of non-recourse promissory notes (collectively, the “Runoff Notes”) in an aggregate original principal amount of up to $140 million (subject to reduction as a result of the Reorganized Common Stock Elections), maturing on the eighteenth (18th) anniversary of the Effective Date, bearing interest at a rate of thirteen percent (13%) per annum (payable in cash to the extent Runoff Proceeds (as defined within the indentures governing the Runoff Notes) distributed to Reorganized WMI are available, or payable in kind through the capitalization of accrued interest at the rate of thirteen percent (13%) per annum to the extent cash is unavailable), the repayment thereof secured by, and having a specified priority in right of payment in, as and to the extent set forth in more detail in the definitive documents governing the Runoff Notes, (a) a securities or deposit account into which Reorganized WMI will deposit distributions it receives of Runoff Proceeds (as defined within the indentures governing the Runoff Notes) and (b) the equity interests in either WMMRC or such other entity as holds WMMRC’s existing portfolio of assets (such assets, collectively, the “WMMRC Trusts”) and their assets, to the extent a lien has been granted therein (with any such lien subject to regulatory approval).

Pursuant to the Plan, the Runoff Notes will either (a) be distributed to entities entitled to receive Creditor Cash on the Effective Date and who elect to receive distributions of Runoff Notes in lieu thereof or (b) to the extent Creditor Cash is unavailable for distribution to entities to exchange for Runoff Notes in accordance with such elections or to the extent insufficient creditors have elected to make the exchange, the Runoff Notes will constitute Liquidating Trust Assets.

Credit Facility

The Plan provides that a credit facility is to be entered into by and among Reorganized WMI, as borrower, and certain lenders party thereto (the “Credit Facility”) for the purposes of financing Reorganized WMI’s working capital and general corporate purposes, as well as permitted acquisitions and permitted originations by Reorganized WMI, as more fully described in the form of Credit Agreement that is attached as Exhibit C to the Plan (the “Credit Agreement”).  The Credit Facility is a senior secured multi-draw term loan with a four and one-half (4½) year or five (5) year maturity, as applicable, a three (3) year availability period, and an aggregate original principal amount not to exceed $125 million, to be made available to Reorganized WMI in three tranches, namely, (i) the Tranche A Credit Facility (including the Tranche A-1 Term Loan) in the aggregate amount of $25 million and (ii) the Tranche B Credit Facility of $100 million.  Reorganized WMI may draw on the Tranche A Credit Facility to fund working capital and for general corporate purposes, as set forth in the Credit Agreement.  Reorganized WMI may draw on the Tranche B Credit Facility, however, only to fund “Permitted Acquisitions” and “Permitted Originations” (as such terms are defined in the Credit Agreement).

Conditions Precedent to Effective Date

The occurrence of the Effective Date is subject to satisfaction of the following conditions precedent: (i) satisfaction of certain conditions set forth in the Global Settlement Agreement, (ii) the clerk of the Court shall have entered the Confirmation Order, and the Confirmation Order shall have become a Final Order, and (iii) all other actions and documents necessary to implement the Plan shall have been effected or executed.  To the extent practicable and legally permissible, each of the conditions precedent to the effectiveness of the Plan may be waived, in whole or in part, by the Debtors, subject to the approval of the Creditors’ Committee, the JPMC Entities, and the FDIC.

Assets and Liabilities of the Company

Information as to the assets and liabilities of the Company as of January 31, 2012 is set forth in the Monthly Operating Report for the period from January 1, 2012 to January 31, 2012 (the “January MOR”).  The January MOR is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K as furnished to the SEC on February 29, 2012 and is incorporated herein by reference.

Additional Information and Press Release

On February 17, 2012, WMI issued a press release announcing that the Court had confirmed the Plan.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders

On the Effective Date, all Common Equity Interests and Preferred Equity Interests of the Company shall be deemed extinguished and the certificates and all other documents representing such Equity Interests, if any, shall be deemed cancelled and of no force or effect.  Except to the extent evidenced by electronic entry, and except with respect to the WMB Senior Notes and the WMB Subordinated Notes, as a condition of receiving any distribution pursuant to the Plan, each holder of a certificated instrument or note must surrender such instrument or note to the appropriate Trustee or the Debtors or their designee.  Any holder of such instrument or note that fails to (i) surrender such instrument or note or

(ii) execute and deliver an affidavit of loss and/or indemnity, or similar affidavit reasonably satisfactory to the appropriate Trustee or the Debtors or their designee before the first (1st) anniversary of the Effective Date, shall be deemed to have forfeited all rights, interests and Claims and may not participate in any distribution under the Plan.  Any distribution so forfeited shall become the property of the Debtors or their designee for distribution to holders of Allowed Claims in accordance with the terms and provisions of the Plan.

Holders of Common Equity Interests shall receive such holder’s Pro Rata Share of twenty-five percent (25%) of (a) subject to (i) the Right of Election and (ii) the rights of holders of Dime Warrants pursuant to the LTW Stipulation, the Reorganized Common Stock and (b) in the event that all Allowed Claims and Postpetition Interest Claims in respect of Allowed Claims are paid in full (including with respect to Allowed Subordinated Claims), any Liquidating Trust Interests to be redistributed.

Holders of Preferred Equity Interests including, without limitation, each holder of a REIT Series, shall be entitled to receive such holder’s Pro Rata Share of seventy-five percent (75%) of (a) subject to the Right of Election, the Reorganized Common Stock, and (b) in the event that all Allowed Claims and Postpetition Interest Claims in respect of Allowed Claims are paid in full (including with respect to Allowed Subordinated Claims), any Liquidating Trust Interests to be redistributed.  In addition, pursuant to the Global Settlement Agreement, and in exchange for the releases set forth in the Global Settlement Agreement and in the Plan, on the Effective Date, JPMC shall pay, or transfer to the Debtors or their designee, for payment to each Releasing REIT Trust Holder, such Releasing REIT Trust Holder’s pro rata share of $50 million; provided, that, at the election of JPMC, the amount payable to Releasing REIT Trust Holders may be paid in shares of common stock of JPMC, having an aggregate value equal to the amount of cash to be paid, valued at the average trading price during the thirty (30) day period immediately preceding the Effective Date.

Any document, agreement, or instrument evidencing any Equity Interest or any Claim that relates to a debt security shall be deemed automatically cancelled and terminated on the Effective Date, and any obligations or liabilities of the Debtors under such documents, agreements, or instruments shall be discharged; provided, however, that the foregoing shall not apply to (i) the securities related to the WMB Senior Notes or the WMB Subordinated Notes and (ii) any security, document, agreement or instrument related to a Disputed Claim until a Final Order resolving any such Disputed Claim is entered; and, provided, further, that, during the pendency of any such disputes, the Debtors shall not accrue or incur any additional liability or obligation with respect thereto; and, provided, further, that the Indentures and Guarantee Agreements shall continue in effect for certain limited purposes as specified in the Plan.

Cautionary Statement Regarding Financial and Operating Data

The Disclosure Statement was prepared and approved by the Court in accordance with section 1125 of the Bankruptcy Code and Rule 3016(b) of the Federal Rules of Bankruptcy Procedure (the “Rules”), and not in accordance with federal or state securities laws or other rules governing disclosure outside the context of chapter 11 of the Bankruptcy Code.  The Plan and the Disclosure Statement were prepared solely for the purpose of complying with the requirements of the Bankruptcy Code and the Rules, and should not be used for investment purposes.  Any financial information that is contained in the Plan or the Disclosure Statement is limited in scope, was not audited or reviewed by independent accountants, and is subject to future adjustment and reconciliation.

Cautionary Statement Regarding Forward-Looking Statements

The Current Report on Form 8-K and the exhibits hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements.  These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces in the period between the Confirmation Date and the Effective Date include, but are not limited to, the following: (i) the Company’s ability to obtain Court approval with respect to motions in the Debtors’ chapter 11 proceedings prosecuted by the Debtors from time to time; (ii) the risk that someone will appeal the entry of the Confirmation Order; and (iii) risks associated with litigation and other claims that involve the Company.  After the Effective Date, some of the risks that are associated with Reorganized WMI include, but are not limited to, the following: (i) Reorganized WMI does not currently intend to have any of its securities listed on an exchange or a national market and, therefore, the Reorganized Common Stock may have less liquidity than exchange-traded securities; (ii) transfers of Reorganized Common Stock will be subject to certain transfer restrictions as set forth in Reorganized WMI’s Amended and Restated Articles of Incorporation; (iii) there is no guarantee that Reorganized WMI will be able to successfully utilize the net operating losses that will be retained by Reorganized WMI after the Effective Date; and (iv) Reorganized WMI may need to seek regulatory approval from the Hawaii State Insurance Commissioner from time to time with respect to certain aspects of WMMRC’s operations.  After the Effective Date, some of the risks that are associated with the Liquidating Trust include, but are not limited to, the following: (i) the Liquidating Trust Interests are not transferable; (ii) while the majority (by dollar amount) of the Liquidating Trust Assets is expected to consist of tax refunds and accumulated interest on those refunds, the exact dollar amounts and timing of each tax refund will remain uncertain until the tax refunds are actually received; (iii) the Liquidating Trust may be unsuccessful in its prosecution and/or settlement of certain unresolved Claims that will comprise part of the Litigation Trust Assets and, as a consequence, the value of such Liquidating Trust Assets may be reduced; and (iv) there can be no assurances that there will be sufficient funds to make distributions to all the Liquidating Trust Beneficiaries.  After the Effective Date, some of the risks that are associated with the Runoff Notes include, but are not limited to, the following: (i) holders of the Runoff Notes will have no other recourse against Reorganized WMI or its subsidiaries for payments due on the Runoff Notes, and there can be no assurance that the Runoff Proceeds and other recourse assets will be sufficient in amount to cause any unpaid interest and the outstanding principal amount of the Runoff Notes to be paid in full; (ii) the Runoff Notes will not be guaranteed by any current or future subsidiaries of Reorganized WMI, including WMMRC, and will be effectively subordinate to the liabilities of WMMRC; and (iii) Reorganized WMI does not currently intend to have the Runoff Notes listed on an exchange or a national market and, therefore, the Runoff Notes may have less liquidity than exchange-traded securities.  Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1
Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 12, 2011, and filed with the United States Bankruptcy Court for the District of Delaware on December 12, 2011, as modified by the Modification of Seventh Amended Plan dated January 9, 2012, the Second Modification of Seventh Amended Plan dated January 12, 2012, and the Third Modification of Seventh Amended Plan dated February 16, 2012.

2.2
Disclosure Statement for the Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 12, 2011, and filed with the United States Bankruptcy Court for the District of Delaware on December 12, 2011.

2.3	Order Confirming the Seventh Amended Joint Plan of Affiliated Debtors Pursuant to

Chapter 11 of the United States Bankruptcy Code, dated February 24, 2012, as entered by the Court.

3.1
Form of Liquidating Trust Agreement, to be entered into on or prior to the Effective Date, by and among Washington Mutual, Inc., WMI Investment Corp. William C. Kosturos and CSC Trust Company of Delaware

3.2	Form of Amended and Restated Articles of Incorporation of Washington Mutual, Inc.

3.3	Form of Amended and Restated Bylaws of Washington Mutual, Inc.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC. (Registrant)

Date: March 1, 2012	By:	/s/ Charles Edward Smith
Charles Edward Smith

EXHIBIT INDEX

2.1
Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 12, 2011, and filed with the United States Bankruptcy Court for the District of Delaware on December 12, 2011, as modified by the Modification of Seventh Amended Plan dated January 9, 2012, the Second Modification of Seventh Amended Plan dated January 12, 2012, and the Third Modification of Seventh Amended Plan dated February 16, 2012.

2.2
Disclosure Statement for the Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 12, 2011, and filed with the United States Bankruptcy Court for the District of Delaware on December 12, 2011.

2.3	Order Confirming the Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated February 24, 2012, as entered by the Court.

3.1
Form of Liquidating Trust Agreement, to be entered into on or prior to the Effective Date, by and among Washington Mutual, Inc., WMI Investment Corp. William C. Kosturos and CSC Trust Company of Delaware

3.2	Form of Amended and Restated Articles of Incorporation of Washington Mutual, Inc.

3.3	Form of Amended and Restated Bylaws of Washington Mutual, Inc.

99.1	Press Release